                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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Check the appropriate box:

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[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          The Hirtle Callaghan Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     was paid previously. Identify the previous filing by registration statement
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

                          THE HIRTLE CALLAGHAN TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                      of
                   THE SMALL CAPITALIZATION EQUITY PORTFOLIO

                        to be held on December 1, 2000

TO THE SHAREHOLDERS:

A Special Meeting of shareholders of The Small Capitalization Equity Portfolio ("Small Cap Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on December 1, 2000, at the Trust's principal office, located at 100 Four Falls Corporate Center, West Conshohocken, PA 19428, at 10:00 a.m.

At the Special Meeting of the Small Cap Portfolio, shareholders will be asked:

   (1) To approve the engagement of Sterling Johnston Capital Management, Inc. ("Sterling Johnston") to provide portfolio management services to the Small Capitalization Equity Portfolio pursuant to a portfolio management agreement between the Trust and Sterling Johnston ("Proposed Sterling Johnston Agreement"); and

   (2) To approve an amendment to the Proposed Sterling Johnston Agreement pursuant to which Sterling Johnston would be compensated on a performance fee basis.

Shareholders of the Small Capitalization Equity Portfolio at the close of business on October 27, 2000 are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope, which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                          THE HIRTLE CALLAGHAN TRUST

                       100 Four Falls Corporate Center,
                         West Conshohocken, PA  19428

                                Proxy Statement
                                ---------------

The enclosed form(s) of Proxy is solicited by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The Small Capitalization Equity Portfolio (the "Portfolio" or the "Small Cap Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the Small Cap Portfolio (collectively, the "Portfolio") or any adjournment of that meeting (the "Special Meeting"), to be held on October 18, 2000, at 100 Four Falls Corporate Center, West Conshohocken, PA 19428. The purpose of the Special Meeting is to consider the approval of certain portfolio management arrangements, as set forth in the Notice of Meeting accompanying this proxy statement and more fully described below ("Proposals"). It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about November 1, 2000.

Persons who were shareholders of record of the Small Cap Portfolio on October 27, 2000 ("Record Date") are entitled to vote at the Special Meeting with regard to Proposals 1 and 2, each relating to proposed new investment advisory arrangements with Sterling Johnston Capital Management, Inc. ("Sterling Johnston") relating to the Small Cap Portfolio. On the Record Date, the Small Cap Portfolio had _________ shares outstanding, each share being entitled to one vote. The presence of the holders of 40% of the outstanding shares of the Small Cap Portfolio on the Record Date for Small Cap Shareholders, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the Small Cap Portfolio. Persons and groups known by management to own beneficially 5% or more of the shares of the Small Cap Portfolio are listed in this Proxy Statement under the heading "Information about the Trust."

If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Special Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted "FOR" the approval of the Proposals. If the votes required to approve Proposals are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated form of proxy to the Trust.

Copies of the Trust's most recent Annual and Semi-Annual reports to Shareholders, dated June 30, 2000, and December 31, 1999, respectively, have previously been delivered to shareholders of the Trust. Shareholders of the Trust may obtain without charge additional copies of such reports by writing to the Trust at 100 Four Falls Corporate Center, West Conshohocken, PA 19428, or by calling toll-free 1-800-242-9596.

                      Background and Summary of Proposals
                      -----------------------------------

The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan & Co. Inc. ("Hirtle Callaghan") to operate in a "multi-manager" or "manager of managers" format. Under this structure, day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent investment advisory firms (each, a "Specialist Manager"). Each of the equity oriented investment portfolios that comprise the Trust (including the Small Cap Portfolio) has retained two Specialist Managers to make investment decisions on its behalf. Although each of these Specialist Managers is required to adhere to the investment objective, policies and restrictions of the portfolio served, each firm is also expected to do so in the context of its particular investment management style.

The Trust's Board is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of the Specialist Managers that serve the Trust's several Portfolios, as well as the allocation and reallocation of assets among such managers. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by the various Specialist Managers, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan's services to the Trust are provided pursuant to the terms of a separate non-discretionary agreement with the Trust, Hirtle Callaghan. Please refer to more detailed information about Hirtle Callaghan below.

Summary of Proposal 1:   The investment objective of the Small Cap Portfolio is
to is to provide long term capital appreciation by investing primarily in equity securities of smaller companies. Day-to-day investment decisions are made for the Portfolio by two Specialist Managers. In response to the recommendation of Hirtle Callaghan, the Board of Trustees of the Trust has approved a proposal to retain a third investment advisory organization to manage a portion of the assets of the Small Cap Portfolio. At a meeting held on October 18, 2000, the Board approved the engagement of Sterling Johnston Capital Management, Inc. ("Sterling Johnston") to serve as the third manager of the Portfolio. The Board also approved an investment advisory agreement between Sterling Johnston and the Trust ("Proposed Sterling Johnston Agreement").

Under the Investment Company Act of 1940 ("Investment Company Act"), the Proposed Sterling Johnston Agreement must be approved by shareholders of the Small Cap Portfolio before Sterling Johnston may take up its portfolio management responsibilities. The Proposed Sterling Johnston Agreement is discussed below, as Proposal 1; a copy of the Agreement appears as Exhibit A to this Proxy Statement.

Summary of Proposal 2: In connection with its consideration of the proposed Sterling Johnston engagement, the Board has also considered and approved an amendment ("Performance Fee Amendment") to the Sterling Johnston Agreement that would permit Sterling Johnston to be compensated on a performance fee basis. The Performance Fee Amendment is also subject to the approval of the Portfolio's shareholders. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to the asset-based fee arrangement included in the Proposed Sterling Johnston Agreement. Please refer to the discussion below for examples of how the performance fee would be calculated. A copy of the form of Performance Fee Amendment appears as Exhibit B to this Proxy Statement. The Performance Fee Amendment is discussed below, as Proposal 2.

             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                              PROPOSALS 1 AND 2.

Vote Required to Approve Proposals: Approval of the Proposed Sterling Johnston Agreement (Proposal 1) and approval of the Performance Fee Amendment (Proposal
2) each require the approval of the holders of a "majority of the outstanding voting securities" of the Small Cap Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Small Cap Portfolio's outstanding voting securities.

If Proposal 1 is approved, the Proposed Sterling Johnston Agreement will become effective immediately, and will remain in effect for two years thereafter in accordance with its terms. The Sterling Johnston Agreement will continue in effect from year to year following its second anniversary in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees.

If Proposal 2 is approved, the Performance Fee Amendment will nevertheless not become effective unless and until an order is issued by the Securities and Exchange Commission ("SEC") specifically authorizing the contemplated performance fee arrangement. Shareholders should be aware that Proposal 2 is contingent on the approval of Proposal 1. Thus, if Proposal 1 is not approved by the Portfolio's shareholders, the Portfolio will continue to be managed by the two Specialist Managers who currently serve the Portfolio.

            PROPOSAL 1: Approval of the Sterling Johnston Agreement
            -------------------------------------------------------

Summary and Background. The Small Cap Portfolio is currently served by two Specialist Managers, Frontier Capital Management Company ("Frontier") and Geewax, Terker & Co. ("Geewax"). As more fully described below, Frontier's investment approach depends on its ability to focus on detailed information about each company that is considers for investment. As the assets in the Small Cap Portfolio have increased, adherence to this investment approach has required Frontier to monitor an increasingly large number of companies, particularly in light of the small size of those companies that comprise the small cap sector of the securities markets and the diversification requirements to which virtually all mutual funds, including the Small Cap Portfolio, are subject. Frontier has informed management of the Trust that, in order to assure the integrity of Frontier's investment process and its ability to achieve consistent performance for the Portfolio as well as its other clients, the firm anticipated that it would limit the level of assets that it would accept under management.

In light of this, and after conducting an extensive search for a Specialist Manager to supplement the services provided by Frontier, Hirtle Callaghan recommended to the Board that Sterling Johnston be engaged to manage a portion of the Small Cap Portfolio. At a meeting of the Board held on October 18, 2000, the Board, including a majority of those Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, considered and approved the engagement of Sterling Johnston to serve as the third manager of the Small Cap Portfolio and, subject to the approval of the Portfolio's shareholders, also approved the Proposed Sterling Johnston Agreement.

Discussion of the Specialist Managers.  If the Proposed Sterling Johnston
-------------------------------------
Agreement is approved by shareholders of the Small Cap Portfolio, a portion of the Small Cap Portfolio will be managed by each of three Specialist Managers. The investment selection process followed by each of these Specialist Managers is summarized below. In reviewing the summaries below, it is important to remember that the use of terms such as "growth investor" or "value investor" should not be taken as a limitation on the factors that may be considered in the overall investment selection process but rather as an indication of that adviser analytical approach in seeking out investment opportunities.

The Frontier Investment Selection Process. Frontier seeks to identify companies whose earnings potential is not reflected in the current market value of that company's stock. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Other factors that may be relevant in the investment selection process include earnings per share, growth and price appreciation. Generally, Frontier will consider selling a security if Frontier believes earnings or growth potential initially identified by Frontier has been realized; the factors that underlay the original investment decision are no longer valid; or a more attractive situation is identified. The Frontier investment style may be characterized as that of a "bottom-up," "growth-oriented" investor. A "bottom-up investor seeks investment opportunities by analyzing fundamental information about a company -- factors such as earnings and sales, product lines and the ability of the company's management, and based on these and other factors, make a judgement about the intrinsic value of the company and its potential for growth. A "growth investor" generally focuses on companies believed to have above-average potential for growth in revenue and earnings.

The Geewax Investment Selection Process. Geewax adheres to a top-down quantitative investment philosophy. "Top-down" investing means focusing on industry and economic trends to identify individual securities and market sectors that have, in Geewax's judgement, good prospects for growth -- above-average potential for growth in revenue and earnings relative to other market sectors. Geewax then conducts in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000 Small Cap Stock Index. This use of a "benchmark portfolio" and investment modeling techniques is sometimes referred to as a "core investment" approach.

The Sterling Johnston Investment Selection Process. Sterling Johnston is a "bottom-up" investor that emphasizes fundamental research in its effort to identify companies with above-average potential for growth in revenue and earnings relative to other companies in their industries or market sectors. Factors considered in this process include demonstrated accelerating earnings, strong and improving financials (e.g. balance sheet, cash flow) and strength of the company's stock price relative to other companies in its industry. Sterling Johnston also seeks to identify specific circumstances or "catalysts" (e.g., a corporate restructuring or the introduction of a new product, consolidations within its industry, or new technologies or product markets) that will benefit a particular issuer. Securities may be considered for sale when Sterling Johnston anticipates decelerating earnings, weak financials or a decline in the strength of the company's stock price, or when it determines that a previously identified catalyst no longer appears to be a positive factor for the company.

Factors Considered by the Board of Trustees. In making its decision to engage a third manager for the Portfolio, and to approve the Sterling Johnston engagement, the Board reviewed information provided to it by Hirtle Callaghan relating to the management style and past performance record of Sterling Johnston, together with other investment advisory organizations that were considered by Hirtle Callaghan in formulating its recommendation. The Board was also furnished with and considered information relating to the nature and quality of the services to be provided by Sterling Johnston, as well as the background and experience of those individuals who would be responsible for making day-to-day investment decisions with respect to assets of the Small Cap Portfolio.

In approving the Proposed Sterling Johnston Agreement, the Board also considered the fact that, except as noted below, the terms and conditions set forth in the Proposed Sterling Johnston Agreement are substantively the same as those contained in the portfolio management agreements relating to the Small Cap Portfolio between Frontier and the Trust ("Frontier Agreement"), and between Geewax and the Trust ("Geewax Agreement"). The following chart sets for the fees and other relevant information relating to these agreements:

     -------------------------------------------------------------------------------------------------------------------
        Specialis           Investment Advisory Fee                      Most Recent Shareholder        Most Recent
         Manager                                                                Approval              Contract Approval
                                                                                                         by Board
     -------------------------------------------------------------------------------------------------------------------
     Sterling Johnston     .40% of average net assets allocated to       NA                           October 18, 2000
                           Sterling Johnston

     -------------------------------------------------------------------------------------------------------------------
     Geewax/(1)/           30% of average net assets allocated to        June 15, 1998                February 29, 2000
                           Geewax

     -------------------------------------------------------------------------------------------------------------------
     Frontier/(2)/         .45% of average net assets allocated to       December 16, 1999            February 29, 2000

     -------------------------------------------------------------------------------------------------------------------

     (1) Geewax Terker replaced the prior manager following Board approval of the Portfolio Management Contract between Geewax Terker and the Trust relating to The Small Capitalization Equity Portfolio and as permitted under Rule 15a-4 of the Investment Company Act, as then in effect. Such contract is substantially the same as the corresponding agreement between the Trust and the prior manager, and provides for the payment to Geewax Terker by the Portfolio of the same advisory fee as was paid by the prior manager.

     (2) Frontier has served as a Specialist Manager of The Small Capitalization Equity Portfolio since the Portfolio's inception. The Portfolio Management Contract between the Trust and Frontier was submitted to shareholders of the Portfolio in December, 1999 in connection with the acquisition of Frontier by Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company that holds majority interests in over a dozen investment management firms.

The Board was advised by counsel regarding its responsibilities under Section 15(c) of the Investment Company Act and the requirements of Section 15(a) of that Act. In particular, the Board considered information relating to the nature and quality of the services Sterling Johnston would be required to provide under the Proposed Sterling Johnston Agreement, as well as Sterling Johnston's experience in providing similar services to other investment companies, and whether approval of the proposed Sterling Johnston Agreement would be in the best interests of the Portfolios' shareholders. The Board also considered information provided by Sterling Johnston relating to Sterling Johnston's professional staff, profitability and other factors. The Board considered the fact that, although Sterling Johnston has not served as an investment adviser for mutual funds in the past, the firm has specializes in investing in the small cap sector of the securities markets; its found and chief investment officer has substantial experience in the management and operation of mutual funds; and the firm currently manages investments in this sector for institutions with assets comparable to those of the Portfolio.

Pro forma Expense Impact.  The investment advisory fees expected to be paid by
-------------------------
the Small Cap Portfolio if the Proposed Sterling Johnston Agreement is approved are set forth in the tables below. Shareholders should be aware, however, that the illustrations below will not apply in the event that the Performance Fee Amendment described in Proposal 2 is approved and implemented. The table and accompanying example are designed to correspond with the tables that appear on page 9 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown. The figures shown are based on the average net assets of the Portfolio for the period ended June 30, 2000; the net assets of the Small Cap Portfolio as of June 30, 2000 were $279,784,386. The tables also assume that the Portfolio's assets will be split evenly among Geewax, Frontier and Sterling Johnston.

                    Under Existing Advisory Arrangements           If Frontier, Geewax and Sterling Johnston
                                                                   Manage Equal Portions of the Portfolio*
Management Fees               .43%                                              .43%
Other Expenses                .17%                                              .17%
Total Portfolio
Operating Expenses            .60%                                              .60%

* The illustrations above will not apply in the event that the Performance Fee Amendment described in Proposal 2 is approved and implemented.

Example:  The following example illustrates the expenses on a $10,000
--------
investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                    Under Existing Advisory       If Frontier, Geewax and Sterling
                    Arrangements                  Johnston Manage Equal Portions of the
                                                  Portfolio
1  year                  $ 61                              $ 61
3  years                 $192                              $192
5  years                 $335                              $335
10 years                 $750                              $750

Comparison of the Sterling Johnston Agreement with the Geewax and Frontier Agreements. As noted above, the terms and conditions set forth in the Proposed Sterling Johnston Agreement are, in all material respects, the same as those contained in the Frontier and Geewax Agreements except for the description of the Specialist Manager, the effective and termination dates and the modification of certain indemnification provisions included in the Proposed Sterling Johnston Agreement. All of these agreements require the Specialist Manager, subject to the overall supervision of the Board, to provide a continuous investment program for that portion of such assets of the Small Cap Portfolio as may be, from time to time, allocated to it. Under each agreement, the named Specialist Manager is responsible, among other things, for the provision of investment research, management of all investments and the selection of brokers and dealers through which securities transactions are executed, as well as the maintenance of certain records required under relevant provisions of the Investment Company Act. The agreements each also provide that the Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the Small Cap Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Specialist Manager. Each of the agreements also provides for its termination, at any time and without penalty, either by the Trust or by the Specialist Manager, in each case upon sixty days' written notice, and its termination in the event of an "assignment" as defined in the Investment Company Act. Section 5 of each of the Proposed Sterling Johnston Agreement and of the Geewax Agreement provides that the indemnification obligation of the Specialist Manager with respect to information provided to the Trust by Specialist Manager in writing shall not apply unless the Specialist Manager has had an opportunity to review such documents for a specified period of time prior to the date on which they are filed with the SEC and unless the Specialist Manager is notified in writing of any claim for indemnification within specified periods. The Frontier Agreement permits the Trust to rely upon written information provided by Frontier, but does not otherwise condition the indemnification obligation.

If approved by the shareholders of the Small Cap Portfolio, the Sterling Johnston Agreement will become effective as soon as reasonably practicable following the date on which such approval is obtained. It will continue in effect for two years from its effective date, unless sooner terminated, and from year to year thereafter, from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Small Cap Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

Additional Information about Sterling Johnston. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California, 94104. The firm, which was founded in 1985 as Sterling Financial Group, Inc., managed, as of ______, assets of $________.

Day-to-day investment decisions for the Small Cap Portfolio will be the responsibility of Scott Sterling Johnston, who also serves as Sterling Johnston's Chief Executive Officer and Chief Investment Officer. Mr. Johnson, who holds a B.A. from the University of California at Berkley and an M.B.A. from the University of Southern California, served as manager of the Trust Investment Department at San Diego Trust and Savings Bank from 1976 through ____ and Managing Director of Pacific Century Group, Inc., the investment advisory subsidiary of Security Pacific Bank from 1981-1985. From 1985 through 1994, Mr. Johnston served as the chief executive officer of Sterling Financial Group, Inc. From 1994 through 1996, Mr. Johnston also served as the chief investment officer of Apodaca-Johston Capital Management, Inc. Sterling Johnston does not currently provide investment advisory services to any mutual funds. Sterling Johnston is an independent investment advisory firm. Since the firm was reactivated in 1996, 95% of the Firm's equity has been held by its principals, including Mr. Johnston, who holds a controlling interest in the Firm.

             PROPOSAL 2: Approval of the Performance Fee Amendment
             -----------------------------------------------------

Summary and Background. The Trustees and Hirtle Callaghan believe that a performance fee structure could provide an effective means to reward good relative performance achieved by Sterling Johnston for the Small Cap Portfolio, while enabling the Small Cap Portfolio to realize the benefit of lower fees when Sterling Johnston's performance has not reached desired levels. For this reason, and upon the recommendation of Hirtle Callaghan, the Trustees considered and approved the Performance Fee Amendment, which would, if approved by the shareholders of the Small Cap Portfolio, permit the Portfolio to compensate Sterling Johnston based on the investment return it is able to achieve for that portion of the assets of the Small Cap Portfolio allocated to Sterling Johnston (the "Sterling Johnston Account"). Before the proposed performance fee arrangement can be implemented, the proposed Performance Fee Amendment must be approved by the shareholders of the Small Cap Portfolio. In addition, certain exemptive relief relating to the proposed performance fee must be obtained from the SEC (see below) before the Performance Fee Amendment can become effective. The Performance Fee Amendment is set forth in Exhibit B to this proxy statement.

If the Performance Fee Amendment is approved and implemented, Sterling Johnston will be entitled to receive a compensation for its services based in part on the performance achieved by the Sterling Johnston Account in accordance with a "fulcrum fee" arrangement. The arrangement will reward Sterling Johnston for performance that exceeds the total return of the Russell 2000 Small Cap Stock Index ("Index Return") by a factor of at least .40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved.

The arrangement calls for the payment to Sterling Johnston of a quarterly fee. The quarterly fee will consist of a base fee ("Base Fee") calculated at the annual rate of .40% (or 40 basis points) of the average net assets of the Sterling Johnston Account and is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment will consist of .10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Sterling Johnston Account for the immediately preceding 12 month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the Sterling Johnston Account, the Index Return and the average net assets of the Sterling Johnston Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 25% of the difference between (i) the total return of the Sterling Johnston Account calculated without regard to expenses incurred in the operation of the Sterling Johnston Account ("Gross Total Return") and (ii) Index Return plus a performance hurdle of .40% (or 40 basis points). Expressed in mathematical terms, the fee payable to Sterling Johnston each quarter would be:

Sterling Johnston's Quarterly Fee = Base Fee + [(Gross Total Return) - (Index Return + .40 of 1%)] x 25%

A key feature of the proposed performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that Sterling

Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account after taking into account the cost -- before any performance adjustment is made -- of Sterling Johnston's portfolio management services.

Another important feature of the proposed performance fee arrangement is that, under the terms of the Performance Fee Amendment, Sterling Johnston's annual fee will never exceed .80% of the average daily net assets of the Sterling Johnston Account. Sterling Johnston's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the Performance Fee Amendment is that Sterling Johnston could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Russell 2000 Small Cap Stock Index ("Small Cap Index") is greater than the decline in the value of the Portfolio.

Because the Performance Fee Amendment provides that no performance adjustment will be paid until the arrangement has been in effect for 12 months, it is possible that payments of the base fee made to Sterling Johnston during the first 9 months of such period may exceed the appropriate performance adjusted fee. To address this possibility, the Performance Amendment provides for a "recoupment feature" with respect to the first 12 months during which the Performance Amendment is in effect. This feature will be applicable only if the aggregate of the payments to Sterling Johnston made with respect to the 12 month initial period exceeds the performance adjusted fee to which Sterling Johnston would be entitled with respect to such period. In this event, advisory fees payable to Sterling Johnston with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Sterling Johnston with respect to the initial 12 month period and such performance adjusted fee is fully recouped by the Sterling Johnston Account.

The table below sets forth the fee to which Sterling Johnston would be entitled, assuming that it performs at the indicate levels relative to the Russell Small Cap Index. The highlighted entry is the "fulcrum point" -- the performance that Sterling Johnston must achieve in order to receive an unadjusted base fee:

If the Performance of the Sterling Johnston                                       Sterling Johnston will receive a fee
 Account:                                                                                    of:
is less than the Russell Small Cap Index by:           -1.20% or more                       0.00000%
is less than the Russell Small Cap Index by:                    -1.00%                      0.05000%
is less than the Russell Small Cap Index by:                    -0.80%                      0.10000%
is less than the Russell Small Cap Index by:                    -0.60%                      0.15000%
is less than the Russell Small Cap Index by:                    -0.40%                      0.20000%
is less than the Russell Small Cap Index by:                    -0.20%                      0.25000%
equals the Russell 2000 Small Cap                                0.00%                      0.30000%
exceeds the Russell Small Cap Index by:                          0.20%                      0.35000%
exceeds the Russell Small Cap Index by:                          0.40%                      0.40000%
exceeds the Russell Small Cap Index by:                          0.60%                      0.45000%
exceeds the Russell Small Cap Index by:                          0.80%                      0.50000%
exceeds the Russell Small Cap Index by:                          1.00%                      0.55000%
exceeds the Russell Small Cap Index by:                          1.20%                      0.60000%
exceeds the Russell Small Cap Index by:                          1.40%                      0.65000%
exceeds the Russell Small Cap Index by:                          1.60%                      0.70000%
exceeds the Russell Small Cap Index by:                          1.80%                      0.75000%
exceeds the Russell Small Cap Index by:                 2.00% or more                       0.80000%

          The Trustees recommend that you vote "FOR" the Proposal 2.

Detailed Description of the Calculation of the Proposed Performance Fee. Under the Performance Fee Amendment, Sterling Johnston's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective.

Initial Period.  For the first three-quarters of the Initial Period, Sterling
--------------
Johnston would be entitled to receive a Base Fee of .10 % of the average net assets of the Sterling Johnston Account (or 10 basis points). At the end of the fourth quarter of the Initial Period, Sterling Johnston would be entitled to receive a fee equal to .10 % of the average net assets of the Sterling Johnston Account plus or minus the applicable performance adjustment for the Initial Period. This adjustment would be calculated by multiplying the average net assets of the Sterling Johnston Account for the Initial Period by a factor ("Performance Component") equal to 25% of the difference between (i) the total return of the Sterling Johnston Account, calculated without regard to expenses incurred in the operation of the Sterling Johnston Account ("Gross Total Return") during the Initial Period, and (ii) the total return of the Russell 2000 Small Cap Index ("Index Return") during the Initial Period plus a performance hurdle of 40 basis points.

Subsequent Quarterly Periods.  For each quarter following the fourth quarter of
-----------------------------
the Initial Period, Sterling Johnston would receive a quarterly fee of 10 basis points plus or minus 25% of the Performance Component multiplied by the average net assets of the Sterling Johnston Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Sterling Johnston Account, the Index Return and the average net assets of the Sterling Johnston Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee.  Under the Performance Fee Amendment, the Base
--------------------------------
Fee, as adjusted by application of the Performance Component ("Performance Adjusted Fee") is limited such that the annual advisory fee received by Sterling Johnston will not exceed 80% of the average net assets (or 80 basis points) of the Sterling Johnston Account. Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Sterling Johnston Account outperforms the Russell Small Cap Index by a factor of at least 200 basis points. The maximum payment to Sterling Johnston for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .20% of the average net assets of the Sterling Johnston Account (or 20 basis points).

Minimum Contractual Fee.   There is no minimum fee payable to Sterling Johnston
------------------------
under the Performance Fee Amendment. Stated another way, Sterling Johnston could, under certain circumstances, receive no fee at all for a given period. This would occur, however, only in the event that the Sterling Johnston Account underperforms the Russell Small Cap Index by a factor of at least 120 basis points.

Recoupment Feature.  The Performance Fee Amendment provides for a "recoupment
-------------------
feature" with respect to the Initial Period. If the aggregate of the payments to Sterling Johnston made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Sterling Johnston would be entitled with respect to the Initial Period, advisory fees payable to Sterling Johnston with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Sterling Johnston with respect to the Initial Period and such Performance Adjusted Fee is
fully recouped by the  Sterling Johnston Account.   Sterling Johnston could,
therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Sterling Johnston Account during such period.

Effect of the Performance Fee Amendment. As indicated above, the advisory fee payable to Sterling Johnston at the end of each of the first three fiscal quarters of the Initial Period would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the Sterling Johnston Account. At the end of the fourth fiscal quarter following the Effective Date, however, Sterling Johnston would be entitled to receive a Performance Adjusted Fee based on the performance of the Sterling Johnston Account during the full twelve months of the Initial Period. Hypothetical examples of how the Performance Adjusted Fee would be calculated at the end of the Initial Period are set forth in the tables below.

Hypothetical Performance Adjustment, assuming a Positive Performance Adjustment.
-------------------------------------------------------------------------------
Table 1A below shows the manner in which the value added by Sterling Johnston would be determined for purposes of calculating the advisory fee payable to Sterling Johnston at the end of the Initial Period, under circumstances that would result in a net increase in advisory fees payable to Sterling Johnston:

Base Fee + [(Gross Total Return) - (Index Return + .40 of 1%)] x 25%

     Table 1A
     --------

         ----------------------------------------------------------------------------------------------

         Gross Total Return of Sterling Johnston Account                                  11.00%
                                                                                          =====
         ----------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------

         Index Return for the Initial Period                                              10.00%
         +Performance hurdle of 40 basis points                                            +.40%
         --------------------------------------                                           -----
         The Fulcrum Point                                                                10.40%
                                                                                          =====
         ----------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------

         Gross Total Return of  Sterling Johnston Account                                 11.00%
         - Performance that must be exceeded to earn positive performance adjustment      10.40%
         ---------------------------------------------------------------------------      -----
         Value Added by Sterling Johnston over the Fulcrum Point                            .60%
                                                                                          =====
         ----------------------------------------------------------------------------------------------

Assuming the facts shown in the hypothetical example above, Sterling Johnston would have received a quarterly base fee of .10 % of the average net assets of the Sterling Johnston Account (10 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, Sterling Johnston would be entitled to receive a Base Fee of .10% of the average net assets of the Sterling Johnston Account (10 basis points) plus 25% of value added by Sterling Johnston during the Initial Period (25% x 60 basis points = .15% or 15 basis points). Thus, the payment to Sterling Johnston at the end of the fourth quarter would be the Base Fee of .10% of the average net assets of the Sterling Johnston Account plus a performance adjustment of .15% of such assets, for a total payment of .25% of the average net assets of the Sterling Johnston Account (25 basis points). The total Performance Adjusted Fee paid to Sterling Johnston for the Initial Period would be .55% of the average net assets of the Sterling Johnston Account for the Initial Period.

Pro forma Expense Impact.  Table 1B below shows the amount of the advisory fee
-------------------------
that would have been paid to Sterling Johnston had the Sterling Johnston Account outperformed the Russell Small Cap Index to the extent shown in the hypothetical example set forth in Table 1A during the fiscal year ended June 30, 2000. Also shown is the fee that would have been payable under the flat fee arrangement currently in effect, as well as the pro forma expense ratio of the Small Cap Portfolio as a whole in both cases. Note that such pro forma calculations assume that one-third of the Small Cap Portfolio's assets were subject to the Performance Fee Amendment.

     Table 1B
     --------

Average net assets subject to performance arrangement*      $93,252,136
Performance Adjusted Fee to Sterling Johnston**             Sterling Johnston Fee of .40% of average net assets
          $512,887                                               $373,009

Resulting Pro forma Expense                                 Resulting Pro forma Expense Ratio
Ratio for the Total Portfolio***                            for the Total Portfolio***
           .65%                                                  .60%

____________________________
*  The net assets of the Small Cap Portfolio as of June 30, 2000 were
   $279,784,386
** Effective annual rate of .55% of subject assets, calculated as shown in Table
   1A.
***Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

Hypothetical Performance Adjustment, assuming a Negative Performance Adjustment.
-------------------------------------------------------------------------------
The following table shows the manner in which the value added by Sterling Johnston would be determined for purposes of calculating the advisory fee payable to Sterling Johnston at the end of the Initial Period under circumstances that would result in a net decrease in advisory fees payable to Sterling Johnston. In this example, the hypothetical Gross Total Return of the Sterling Johnston Account is the same as is shown in Table 1A, but the Index Return for the period is higher than in the prior example.

     Table 2A
     --------

     -------------------------------------------------------------------------------------------------
     Gross Total Return of Sterling Johnston Account                                       11.00%
                                                                                           =====
     -------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------
     Index Return                                                                          11.00%
     + Performance hurdle of 40 basis points                                                +.40%
     ---------------------------------------                                               -----
     The Fulcrum Point                                                                     11.40%
                                                                                           =====
     -------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------
     Gross Total Return of Sterling Johnston Account                                       11.00%
     - The Fulcrum Point                                                                   11.40%
     -------------------                                                                   -----
     Value Added by Sterling Johnston over the Fulcrum Point                               - .40%
                                                                                           =====
     -------------------------------------------------------------------------------------------------

Assuming the facts shown in the hypothetical above, Sterling Johnston would have received a quarterly payment under the Base Fee of .10% (10 basis points) of the average net assets of the Sterling Johnston Account for each of the first three quarters of the Initial Period. For the fourth quarter, Sterling Johnston would be entitled to receive a Performance Adjusted Fee equal to .10 % of the average net assets of the Sterling Johnston Account less 25% of the shortfall in the Sterling Johnston Account during the prior 12 month period -- in this case, 25% x -40 basis points = -.10% (or -10 basis points). Thus, factoring in this downward adjustment, Sterling Johnston would not be entitled to receive any fourth quarter payment. This is so because, under the applicable formula, the Base Fee installment of .10% of the average nets assets of the Sterling Johnston Account would be reduced by 10 basis points. Thus, Sterling Johnston's Performance Adjusted Fee for the entire Initial Period would be .30% of the assets of the Sterling Johnston Account (or 30 basis points).

Pro forma Expense Impact.  Table 2B below shows the amount of the advisory fee
-------------------------
that would have been paid to Sterling Johnston had the Sterling Johnston Account underperformed the Russell Small Cap Index to the extent shown in the hypothetical example set forth in Table 2A during the fiscal year ended June 30, 1998. Also shown is the fee that would have been payable under the flat fee arrangement currently in effect, as well as the pro forma expense ratio of the Small Cap Portfolio as a whole in both cases. Note that such pro forma calculations assume that one-third of the Portfolio's assets as of June 30, 2000, were subject to the Performance Fee Amendment.

     Table 2B
     --------

Average net assets subject to performance arrangement*           $93,252,136
Performance Adjusted Fee to Sterling Johnston**                  Sterling Johnston Fee of .40% of average net assets
         $279,756                                                     $373,009

Resulting Pro forma Expense                                      Resulting Pro forma Expense Ratio
Ratio for the Total Portfolio***            .57%                    for the Total Portfolio***             .60%

____________________________
*  The net assets of the Small Cap Portfolio as of June 30, 2000 were
   $279,784,386.
** Effective annual rate of .30% of subject assets, calculated as shown in Table
   2A.
***Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

Comparative Annual Operating Expenses.  The table and example shown below are
-------------------------------------
designed to assist investors in understanding the various costs and expenses of investment in shares of the Small Cap Portfolio in the event that the Performance Fee Amendment is implemented. The table and accompanying example are designed to correspond with the tables that appear on page 9 of the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 2000. Figures shown reflect expenses under the Portfolio's existing advisory arrangements and expenses that would be incurred if the Performance Fee Amendment had been in effect during that period, and assuming that the Small Cap Portfolio outperformed the Russell Small Cap Index by a factor of 1.0% (or 100 basis points) as show in Table 1B. Figures shown reflect expenses incurred during the fiscal year ended June 30, 2000.

                    Under Proposed Sterling Johnston             Under Performance Fee Amendment
                    Agreement                                    (w/performance fee)
                    (w/o performance fee)                        -------------------
                    ---------------------
Management Fees               .43%                                      .48%
Other Expenses                .17%                                      .17%
Total Portfolio
Operating Expenses            .60%                                      .65%

Example:  The following illustrates the expenses on a $10,000 investment, under
--------
the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                    Under Proposed Sterling Johnston             Under Performance Fee Amendment
                    Agreement                                    (w/performance fee)
                    (w/o performance fee)                        -------------------
                    ---------------------
1  year              $ 61                                                  $ 66
3  years             $192                                                  $208
5  years             $335                                                  $362
10 years             $750                                                  $810

The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in Table 2: "Annual Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Factors Considered by the Board of Trustees.  During the course of their
-------------------------------------------
deliberations with respect to the Performance Fee Amendment, the Trustees considered representations made by Hirtle Callaghan to the effect that, at the Small Cap Portfolio's current asset levels, the fee to be paid by the Small Cap Portfolio to Sterling Johnston was not competitive with fees received by Sterling Johnston from other investment advisory clients similar to the Small Cap Portfolio, the particular investment style to be followed by Sterling Johnston in managing that portion of the Small Cap Portfolio's assets assigned to it, the nature and quality of the services historically provided by that firm to its clients and its depth and resources. The Board also considered that, as a result of the 40 basis point performance hurdle, Sterling Johnston would earn a positive performance adjustment only to the extent that its activities resulted in sufficient value added to cover the scheduled Base Fee with respect to the immediately preceding 12 month period. In addition, the Board reviewed the use of the Russell Small Cap Index as the basis for the performance Index.

The Board was also advised by counsel regarding the requirements of the Investment Advisers Act of 1940 ("Investment Advisers Act") as they relate to incentive compensation such as is contemplated by the Performance Fee Amendment. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplates that a performance adjustment will be calculated based on the change in the net asset value per share of the fund involved. Among other things, the Board considered that (i) the incentive fee formula requires that the investment performance achieved by Sterling Johnston must exceed the Russell Small Cap Index by the equivalent of the Base Fee and thus that the "fulcrum point" is appropriate; (ii) the securities in which the Portfolio is designed to invest are those that comprise the Russell Small Cap Index and thus that the selection of the Russell Small Cap Index as the index against which Sterling Johnston's performance will be measured under the Performance Fee Amendment is appropriate; (iii) Sterling Johnston's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in the Portfolio's performance than might be the case if a short measuring period were used in the incentive formula; and
(iv) the Recoupment feature (described above) assures the Portfolio is not disadvantaged if Sterling Johnston performs poorly during the Initial Period -- the period in which the transition from an asset-based fee structure and the performance based fee structure will be made.

The Board also considered the fact that under the Performance Fee Amendment, Sterling Johnston's performance would be measured against the gross performance achieved in that portion of the Small Cap Portfolio allocated to Sterling Johnston and thus that performance compensation calculated in the manner contemplated by the Performance Fee Amendment might be viewed as inconsistent with the Investment Advisers Act. In light of the foregoing, it was determined that, if approved by the shareholders of the Small Cap Portfolio, the Performance Fee Amendment would not become effective unless and until the issuance of an SEC order specifically authorizing Sterling Johnston and the Trust to implement the contemplated performance fee arrangement. There can be no assurance that such relief will be granted by the SEC. If such relief is not obtained, and assuming the Proposed Sterling Johnston Agreement is implemented as described in Proposal 1, the Proposed Sterling Johnston Agreement, including the asset-based fee is contains, will remain in effect in accordance with its terms.

                            Management of the Trust
                            -----------------------

Information about Hirtle Callaghan. Pursuant to a written agreement ("HCCI Consulting Agreement") Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. The HCCI Consulting Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the HCCI Consulting Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. For the fiscal year ended June 30, 2000, Hirtle Callaghan received advisory fees from the Small Cap Portfolio in the amount of $120,203. For the fiscal year ended June 30, 1999, such fees were $_________.

Hirtle Callaghan's principal offices are located at 100 Four Falls Corporate Center, West Conshohocken PA, 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of June 30, 2000, approximately $ _____ billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald
E. Callaghan, each of whom also serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Treasurer and Vice President of the Trust. The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on February 29, 2000.

Information about Frontier.

Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, a Senior Vice President of Frontier, is a chartered financial analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of June 30, 2000, approximately $_____ billion in assets under management, of which approximately $______ million represented assets of mutual funds. Thomas W. Duncan serves as Frontier's President and chief executive officer. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company holds majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG). The following table sets forth certain information about other registered investment companies, the investment objectives and policies of which are similar to those of the Small Cap Portfolio, for which Frontier provides portfolio management services.

                                                                                                 Assets at
                              Fund                                       Advisory Fee
                              ----                                       ------------            _________,
                                                                                                    2000
                                                                                                    ----
                                                                                                 (millions)
     Frontier Capital Appreciation Fund (a series of M Fund, Inc.)           .75%
     This fund seeks capital appreciation by investing in common stock of U.S. companies of all sizes, with an emphasis on
     companies with capitalization of less than $3 billion

During the Trust's fiscal years ended June 30, 2000, Frontier received from the Small Cap Portfolio investment advisory fees of $624,660. For the fiscal year ended June 30, 1999, such fees were $386,207.

Information about Geewax.

Geewax is a Pennsylvania partnership and registered investment adviser. Its principal offices of Geewax are located at 99 Starr Road, Phoenixville, PA 19460. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Christopher P. Ouimet is a research analyst and assistant portfolio manager for the Portfolio. Mr. Ouimet, who holds an MBA from St. Joseph's University, joined Geewax in 1994. Prior to that, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994, and as a marketing analyst from 1990 to 1992. As of June 30, 2000, Geewax managed assets of approximately $7.1 billion, of which approximately $400 million represented assets of mutual funds. Geewax is controlled by Mr. Geewax and Bruce Terker, the firm's general partners. As of _________, Geewax, managed total assets of approximately $____ billion, of which approximately $700 million represented assets of mutual funds. Geewax from time to time receives research and analytical services, as a by-product of it trading activities on behalf of its clients. Geewax provides investment advisory services for other registered investment companies, including the Trust's Value Equity Portfolio. The investment objectives and policies of these funds are not similar to those of the Portfolio. During the Trust's fiscal years ended June 30, 2000, Geewax received from the Small Cap Portfolio investment advisory fees of $304,790. For the fiscal year ended June 30, 1999, such fees were $218,095.

Administration, Distribution and Related Services. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. For the administration, transfer agency and fund accounting services it provides to the Trust, BISYS receives an omnibus fee, which fee is computed daily, paid monthly and inclusive of all out-of-pocket expense, at an annual rate of .115% of the aggregate average net assets of the Value Equity, Small Capitalization Equity and Small Cap Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future and .095% of the aggregate average net assets of those portfolios of the Trust that invest primarily in fixed income securities. BISYS is located at 3454 Stelzer Road, Columbus, Ohio 93219-3035.

                                 Other Matters

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Small Cap Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.


Name and Address of Record Holders              Small Cap Portfolio

Bankers Trust Company                                                         %
1 Bankers Trust Plaza                                               (    shares)
New York, N.Y. 10006

PNC Bank, N.A. --                                                             %
P.O. Box 7780-1888                                                  (    shares)
Philadelphia, PA 19182

Bank One, NA                                                                  %
PO Box 160                                                          (    shares)
Westerville, OH 43086

Wilmington Trust Co.                                                          %
P.O. Box 8882                                                       (    shares)
Wilmington, DE


A properly executed and returned form of Proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any form of proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such form of proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. As used in this Proxy Statement, "broker non-vote" means a form of proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters which require the approval of a requisite percentage of the outstanding shares of the relevant Portfolio.

By Order of the Board of Trustees

Exhibit A


                         PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this __________day of ______ 2000 between Sterling Johnston Capital Management, Inc. (" Sterling Johnston") a limited partnership organized under the laws of Delaware (" Specialist Manager") and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Specialist Manager to provide a continuous program of investment management for The Small Cap Equity Portfolio of the Trust ("Portfolio") and Specialist Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.  Appointment of Specialist Manager.
    ---------------------------------

The Trust hereby retains Specialist Manager to provide the investment services set forth herein and Specialist Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Specialist Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.  Duties of Specialist Manager.
    ----------------------------

(a) Specialist Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Specialist Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Specialist Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Specialist Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Specialist Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Specialist Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment

     Company Act. Specialist Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Specialist Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Specialist Manager may retain copies of those records that are required to be maintained by Specialist Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

     (iv) render regular reports to the Trust concerning the performance of Specialist Manager of its responsibilities under this Agreement. In particular, Specialist Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.  Portfolio Transaction and Brokerage.  In placing orders for portfolio
    -----------------------------------
securities with brokers and dealers, Specialist Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable
under the circumstances.   Specialist Manager may, however, in its discretion,
direct orders to brokers that provide to Specialist Manager research, analysis, advice and similar services, and Specialist Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Specialist Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Specialist Manager to the Account and any other accounts with respect to which Specialist Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Specialist Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Specialist Manager, including any other investment advisory organization that may, from time to time act as a Specialist Manager for the Portfolio or any of the Trust's other Portfolios, without prior written approval of the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Specialist Manager and will promptly advise Specialist Manager of any changes in such list.

4.  Expenses and Compensation.
    -------------------------

Specialist Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust. For its services under this Agreement, Specialist Manager shall be entitled to receive a fee, payable monthly, and calculated at the annual rate of .40% of the average net assets of the Account's average net assets.

5.  Limitation of Liability and Indemnification.
    --------------------------------------------

(a) Specialist Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Specialist Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Specialist Manager expressly agrees that the Trust may rely upon information provided, in writing, by Specialist Manager to the Trust (including, without limitation, information contained in Specialist Manager's then current Form ADV) in accordance with Section 9 of the Agreement or otherwise, in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filings"), provided that a copy of any such filing is provided to Specialist Manager (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual report on Form N-SAR or any shareholder report or proxy statement.

(c) Specialist Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers and employees from any claims, liabilities and expenses, including reasonable attorneys' fees, (collectively, "Losses") to the extent that Losses are incurred as a result of statements contained in an SEC Filing ("Disputed Statements") that are misleading either because they are (i) untrue statements of material fact; or (ii) omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading. For purposes of the indemnification obligation set forth in this Section 5(c), a Disputed Statement will be deemed misleading if so declared by a decision of a court or administrative law judge or in an order of settlement issued by any court or administrative body.

(d) Specialist Manager further agrees to indemnify and hold harmless the Trust and each of its Trustees, from any Losses to the extent that such Losses are incurred as a result of Disputed Statements that are alleged (i) to be untrue statements of material fact; or (ii) to have omitted to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading, provided that the indemnification obligation set forth in this Section 5(d) is expressly limited to Losses arising from Disputed Statements that accurately reflect information provided to the Trust in writing by the Specialist Manager and that cannot be independently verified by the Trust. Further, the indemnification set forth in this Section 5(d) will not require reimbursement of fees or expenses other than those incurred by the Trust's regular counsel in connection with such counsel's representation of the Trust or its Trustees.

(e) The indemnification obligations set forth in Sections 5(c) and (d) shall not apply unless (i) Disputed Statements accurately reflect information provided to the Trust in writing by the Specialist Manager; (ii) Disputed Statements were included in an SEC Filing in reliance upon written information provided to the Trust by the Specialist Manager; (iii) the Specialist Manager was afforded the opportunity to review Disputed Statements in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) and (d) may apply, the Trust notifies the Specialist Manager, within 30 days and in writing, of such receipt and provides to Specialist Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Specialist Manager will not be required to indemnify any person under this Section 5 to the extent that Specialist Manager relied upon statements or information furnished to the Specialist Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's Custodian, Administrator or Accounting Agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing any Disputed Statement.

6.  Permissible Interest.
    --------------------

Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Specialist Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Specialist Manager as officers, directors, agents and/or shareholders or otherwise. Specialist Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.  Duration, Termination and Amendments.
    ------------------------------------

This Agreement shall become effective as of the date first written above and shall continue in effect for two years. Thereafter, this Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Specialist Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment.

For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.  Confidentiality; Use of Name.
    ----------------------------

(a) Specialist Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service
providers.   Specialist Manager agrees that Specialist Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Specialist Manager's responsibilities hereunder. In addition, Specialist Manager shall use its best efforts to ensure that any agent or affiliate of Specialist Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

(b) The Trust acknowledges and agrees that during the course of this Agreement, it or its agents may have access to certain information that is proprietary to Specialist Manager. The Trust agrees that it shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of this Agreement. In addition, the Trust shall use its best efforts to ensure that any agent or affiliate of the Trust who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

(c) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle, Callaghan & Co., Inc. ("HCCI")), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust HCCI. Specialist Manager agrees that it will not use any Mark without the prior
written consent of the Trust.   Specialist Manager consents to use of its name,
performance data, biographical data and other pertinent data by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Specialist Manager, which consent shall not be unreasonably withheld. The provisions of this Section 8 shall survive termination of this Agreement.

(d) It is acknowledged and agreed that the name " Sterling Johnston" and its derivatives, as well as any logo that is now or shall later become associated with the name of the Specialist Manager ("Manager Marks") are valuable property of Specialist Manager and that the use of the Manager Marks, or any one of them, by the Trust or its agents shall not be permitted without the prior written
consent of the Specialist Manager.   Specialist Manager consents to use of its
name, performance data, biographical data and other pertinent data by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Specialist Manager, which consent shall not be unreasonably withheld. Portfolio Manager similarly acknowledges and agrees that the Trust is permitted to refer to Specialist Manager in its prospectus and other documents required to be filed by the Trust with the SEC or state regulatory agencies. The provisions of this Section 8 shall survive termination of this Agreement.

9.  Representation, Warranties and Agreements of Specialist Manager.
    ---------------------------------------------------------------
Specialist Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940 ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Specialist Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) It understands that, as a result of its services hereunder, certain of its employees and officers may be deemed "access persons" of the Trust within the meaning of Rule 17j-1 under the Investment Company Act and that each such access person is subject to the provisions of the code of ethics ("Trust's Code") adopted by the Trust in compliance with such rule. Specialist Manager further represents that it is subject to a written code of ethics (" Specialist Manager's Code") complying with the requirements of Rule 204-2(a)(12) under the Investment Advisers Act and will provide the Trust with a copy of such code of ethics. During the period that this Agreement is in effect, an officer or director of Specialist Manager shall certify to the Trust, at least quarterly, that Specialist Manager has complied with the requirements of the Specialist Manager's Code during the prior year; and that either (i) that no violation of such code has occurred or (ii) if such a violation occurred, that appropriate action was taken in response to such violation. Upon the written reasonable request of the Trust, Specialist Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Specialist Manager under rule 17j-1(c)(1) under the Investment Company Act. In addition, Specialist Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Specialist Manager with regard to such trading. Specialist Manager agrees that it will make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Specialist Manager shall promptly supply the Trust with any information concerning Specialist Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  Status of Specialist Manager.
     ----------------------------

The Trust and Specialist Manager acknowledge and agree that the relationship between Specialist Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Specialist Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Specialist Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Specialist Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11.  Counterparts and Notice.
     -----------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                            575 East Swedesford Road
                                Wayne, PA 19087

                           If to Specialist Manager:

                          Mr. Scott Sterling Johnston
                   Sterling Johnston Capital Management, Inc.
                        One Sansome Street (Suite 1800)
                            San Francisco, CA 94104


12.  Miscellaneous.  The captions in this Agreement are included for convenience
     -------------
of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Specialist Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The Small Cap Equity
Portfolio.   Specialist Manager further agrees that it will not seek
satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.


Attest:                Sterling Johnston Capital Management, Inc.

                       By: ____________________________________Date:__________


Attest:                The Hirtle Callaghan Trust
                       on behalf of The Small Capitalization Equity Portfolio

                       By: ____________________________________Date:__________

Exhibit B

                       Proposed Performance Fee Amendment

AMENDMENT effective as of ____________, to that certain Portfolio Management Agreement dated __________, 200__, ("Agreement") between Sterling Johnston Capital Management, Inc., ("Specialist Manager") and The Hirtle Callaghan Trust, a Delaware business trust ("Trust").

WHEREAS, the Trust has retained the Specialist Manager to provide a continuous program of investment management for a portion of the assets of The Small Capitalization Equity Portfolio of the Trust ("Account") pursuant to the Agreement; the Trust desires to compensate the Specialist Manager for its services based, in part, on the performance achieved by the Specialist Manager for the Account;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties to amend the Agreement by deleting Schedule A in its entirety and replacing it with the following new Schedule A:

Schedule A: Performance Compensation Formula

Initial Period.  Under the Performance Fee Amendment, Sterling Johnston's fee
--------------
would be adjusted to reflect the performance of the Account only after the Performance Fee Amendment has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Amendment becomes effective.

For the first three quarters of the Initial Period, Sterling Johnston shall receive a Base Fee of .10% of the average net assets of the Sterling Johnston Account (or 10 basis points). For the fourth quarter of the Initial Period, Sterling Johnston shall receive a fee equal to .10% of the average net assets of the Sterling Johnston Account plus or minus a Performance Component multiplied by the average net assets of the Sterling Johnston Account for the Initial Period. The Performance Component shall be calculated by (a) computing the difference between (i) the total return of the Sterling Johnston Account without regard to expenses incurred in the operation of the Sterling Johnston Account ("Gross Total Return") during the Initial Period, and (ii) the return of the Russell Small Cap Index ("Index Return") during the Initial Period plus 40 basis points; and (b) multiplying the resulting factor by 25%.

Subsequent Quarterly Periods. For each quarter following the fourth quarter of
-----------------------------
the Initial Period, Sterling Johnston will receive a quarterly fee of 10 basis points plus or minus 25% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Sterling Johnston Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Sterling Johnston Account, the Index Return and the average net assets of the Sterling Johnston Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

Maximum Performance Adjusted Fee. Notwithstanding the formula set forth above,
--------------------------------
the maximum fee to which Sterling Johnston shall be entitled with respect to any 12 month period shall be .80% of the average net assets of the Sterling Johnston Account (or 80 basis points). The maximum fee to which Sterling Johnston shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be .20% of the average net assets of the Sterling Johnston Account (or 20 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Sterling Johnston Account outperforms the Index by a factor of at least 200 basis points.

Minimum Contractual Fee.   There is no minimum fee payable to Sterling Johnston
------------------------
under the Performance Fee Amendment. Stated another way, Sterling Johnston could, under certain circumstances, receive no fee at all for a given period. This would occur, however, only in the event that the Sterling Johnston Account underperforms the Russell Small Cap Index by a factor of at least 120 basis points.

Recoupment Feature.  The Performance Fee Amendment provides for a "recoupment
-------------------
feature" with respect to the Initial Period. If the aggregate of the payments to Sterling Johnston made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Sterling Johnston would be entitled with respect to the Initial Period, advisory fees payable to Sterling Johnston with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Sterling Johnston with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Sterling Johnston Account. Sterling Johnston could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Sterling Johnston Account during such period.

Expenses; Effectiveness.  Specialist Manager shall pay all expenses incurred by
-----------------------
it in the performance of its duties under the Agreement and shall not be required to pay any other expenses of the Trust, including but not limited to brokerage and transactions costs incurred by the Trust. In the event of termination of this Agreement, all compensation due to the Specialist Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. This Amendment shall become effective as of the first date written above.


Sterling Johnston Capital Management, Inc.        The Hirtle Callaghan Trust
By:                                               on behalf of The Small Cap Equity Portfolio
By: ______________________Date:__________         By: ____________________Date:__________